UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 6, 2018

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02  Results of Operation and Financial Condition

On March 6, 2017, the registrant provided an overview of the Company’s audited financial results and highlights for the fiscal year ended December 31, 2017. The Company’s full financial results can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulatory authorities on March 6, 2018.

Summary of 2017 Financial Results

We reported a net loss of $12.0 million or $0.12 per share for the year ended December 31, 2017. This includes $10.8 million of operating and other expenses, and a $1.2 million mark-to-market loss on our investment in Midas Gold Corp.

Our working capital at December 31, 2017 totaled approximately $19.0 million, including cash and short-term investments (comprised of government securities) of approximately $16.6 million. The Company currently has no debt.

Frederick H. Earnest, President and Chief Executive Officer, commented, “2017 was a productive year for Vista.  Ongoing environmental permitting work and extensive testing to improve the process flowsheet culminated in two important milestones for the Mt Todd gold project early this year.  On January 22nd we were notified that our request for authorization of a controlled activity, as required under the Commonwealth Environmental Protection and Biodiversity Conservation Act, had been approved.  This means that Vista now has all the major environmental approvals necessary for the development of the Mt Todd gold project.  On January 24th we announced the results of an updated Mt Todd preliminary feasibility study (PFS) which demonstrates a large-scale, economically robust gold project at the current gold price. Given its location, advanced permitting status, low-cost profile, and cash-generating capacity, we believe Mt Todd is an attractive undeveloped gold project.”

Management Conference Call

A conference call with management to review our financial results for the fiscal year ended December 31, 2017 and to discuss corporate and project activities is scheduled for Friday, March 9, 2018 at 10:30 a.m. MST.

Participant Toll Free: 833-297-9917

International:  647-689-4524

Conference ID:  8795093

This call will also be web-cast and can be accessed at the following web location:

 http://event.on24.com/r.htm?e=1623291&s=1&k=6A857F127BC64BF4803EE0942D4DC217

This call will be archived and available at www.vistagold.com after March 9, 2018.  Audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056, passcode 8795093.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this press release are in U.S. dollars.

 This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that Vista now has all the major environmental approvals necessary for the development of the Mt Todd gold project; our belief that the Mt Todd gold project is a large-scale, economically robust gold project at the current gold price and that it is an attractive undeveloped gold project, our belief in the accuracy of the PFS and that its results will prove true are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 6, 2018 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On March 6, 2018, the Registrant issued a press release that announced its audited financial results and highlights for the fiscal year ended December 31, 2017.  The Company’s full audited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1Press Release dated March 6, 2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: March 12, 2018	By: s/John F.Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated March 6, 2018*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.